UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2012 (January 1, 2012)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS.

Item 8.01.  Other Events.

Effective January 1, 2012, and as part of  a planned transition process, Tracy A. Leinbach replaced G. Michael Lynch as Lead Independent Director of the Board of Directors for Forward Air Corporation. Mr. Lynch had served as Lead Independent Director since January 1, 2009.   He will continue to serve the Company as an independent director.  Ms. Leinbach has been a director with the Company since March 2007. Also, effective January 1, 2012, C. Robert Campbell replaced Tracy A. Leinbach as Chairperson of the Audit Committee. Mr. Campbell has been on the Board of Directors since August 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: January 4, 2012	By:	/s/ Matthew J. Jewell
Matthew J. Jewell Executive Vice President, Chief Legal Officer and Secretary